Exhibit 99.1

Beacon Confirms Receipt and Reiterates Rejection of Unsolicited Proposal
January 15, 2025

Proposal Significantly Undervalues the Company and is Not in the Best Interests of Beacon and its Shareholders

On Multiple Occasions Beacon Sought Substantive Engagement with QXO to Demonstrate Path to Value; QXO Refused

Beacon to Hold Investor Day on March 13, 2025, Where Company Will Provide 2028 Long-Term Financial Targets

Shareholders Do Not Need to Take Action At This Time
HERNDON, Va.--(BUSINESS WIRE)-- Beacon (Nasdaq: BECN) (the “Company”) today confirmed that it has previously received and rejected an unsolicited, non-binding proposal from QXO, Inc. (Nasdaq: QXO) to acquire all outstanding shares of the Company for $124.25 per share in cash.
QXO’s proposal, publicized today, was received on November 11, 2024. Consistent with its fiduciary duties, and in consultation with its independent financial and legal advisors, Beacon’s Board of Directors (the “Board”) thoroughly evaluated the proposal. Following its review, the Board unanimously rejected the proposal and determined that it significantly undervalues the Company and its prospects for growth and future value creation. The Board therefore determined that QXO’s proposal was not in the best interests of Beacon and its shareholders.
Contrary to QXO’s assertions, Beacon offered on multiple occasions to engage, including to discuss price, subject only to a standard non-disclosure agreement (NDA). Additionally, Beacon:
•Held repeated discussions between members of the Beacon executive team and QXO, as well as with the respective advisors of the parties.
•Offered a standard NDA to share confidential management projections and other relevant company information to further develop QXO’s valuation of Beacon. QXO refused to engage on multiple occasions, stating that it was not interested in any confidential information.
•Offered to limit the duration of the customary confidentiality obligations as part of the NDA only through Beacon’s planned Investor Day on March 13, at which point 2028 long-term targets will be presented.
•Structured the NDA to preserve QXO’s ability to run a proxy contest at the upcoming 2025 annual meeting of shareholders.
“After careful review and deliberation, our Board unanimously determined that QXO’s proposal significantly undervalues Beacon and fails to reflect the Company’s growth strategy and upside potential,” said Stuart Randle, Beacon’s Chair of the Board. “Beacon has a proven track record of delivering superior results and shareholder value, having generated total shareholder returns under our current management team of more than 200% during the past five years,1 and is building on the opportunity ahead through our strategic plan, which the Company will discuss in greater detail at its upcoming Investor Day.”
Mr. Randle continued, “Importantly, Beacon has acted in good faith to engage with QXO to show them a path to value in a timeframe that would preserve their rights and flexibility. However, QXO has refused to improve its first and only proposal, which the Board determined significantly undervalues the Company. Our Board remains open to all opportunities to maximize shareholder value and is fully committed to acting in the best interests of Beacon and all of its shareholders.”
“We are enthusiastic about Beacon’s growth prospects and upside potential, and through the successful execution of Ambition 2025, Beacon is delivering above-market growth, driving operational excellence and building a winning culture,” said Julian Francis, Beacon’s President and CEO. “These achievements have enabled us to create a differentiated business model with multiple paths to success, margin expansion and value creation. We look forward to discussing at our Investor Day how we will enter our next chapter of growth, including our new long-term goals.”

J.P. Morgan is serving as financial advisor and Sidley Austin LLP and Simpson Thacher and Bartlett LLP are legal advisors to Beacon.
About Beacon
Founded in 1928, Beacon is a publicly-traded Fortune 500 company that distributes specialty building products, including roofing materials and complementary products, such as siding and waterproofing. The company operates over 580 branches throughout all 50 states in the U.S. and 7 provinces in Canada. Beacon serves an extensive base of nearly 100,000 customers, utilizing its vast branch network and service capabilities to provide high-quality products and support throughout the entire project lifecycle. Beacon offers its own private label brand, TRI-BUILT ®, and has a proprietary digital account management suite, Beacon PRO+ ®, which allows customers to manage their businesses online. Beacon’s stock is traded on the Nasdaq Global Select Market under the ticker symbol BECN. To learn more about Beacon, please visit www.becn.com.
Forward Looking Statements
This release contains information that may constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the “Risk Factors” section of the Company’s Form 10-K for the fiscal year ended December 31, 2023 and subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”). The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this release are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this release.
Important Additional Information
The Company intends to file a proxy statement on Schedule 14A, an accompanying proxy card, and other relevant documents with the SEC in connection with such solicitation of proxies from the Company’s stockholders for the Company’s 2025 annual meeting of stockholders. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING PROXY CARD, AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “SEC Filings” link in the “Financials & Presentations” section of the Company’s website, https://ir.beaconroofingsupply.com/.
Participants in the Solicitation
The Company, its directors, certain of its officers, and other employees may be deemed to be “participants” (as defined in Section 14(a) of the Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Company’s 2025 annual meeting of stockholders. Information about the names of the Company’s directors and officers, their respective interests in the Company by security holdings or otherwise, and their respective compensation is set forth in the sections entitled “Information About our Nominees,” “Compensation of Directors,” “Executive Compensation” and “Stock Ownership” of the Company’s Proxy Statement on Schedule 14A in connection with the 2024 annual meeting of stockholders, filed with the SEC on April 3, 2024 (available here) and the Company’s Annual Report on Form 10-K filed with the SEC on February 28, 2024 (available here). To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial

Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4, or Annual Statements of Beneficial Ownership on Form 5 filed with the SEC, which can be found at no charge at the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A for the 2025 annual meeting of stockholders and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.
1 January 2, 2020 – November 15, 2024 (the last trading day prior to rumors being published)
Beacon Contacts:

Media
Jennifer Lewis
VP, Communications and Corporate Social Responsibility
Jennifer.Lewis@becn.com
571-752-1048

Ed Trissel / Andrea Rose
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

Investors
Binit Sanghvi
VP, Capital Markets and Treasurer
Binit.Sanghvi@becn.com
972-369-8005

Bruce Goldfarb / Pat McHugh
Okapi Partners LLC
(888) 785-6673
(212) 297-0720
info@okapipartners.com